Taxation	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Taxation
22.	TAXATION

Enterprise income tax:

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Under the current laws of the British Virgin Islands, Ascendium, OMS and Proton BVI are not subject to tax on income or capital gains. In addition, upon payments of dividends by these companies to their shareholders, no British Virgin Islands withholding tax will be imposed.

United States

US Proton is incorporated in the State of Delaware, U.S.A. in 2011. The entity is subject to U.S. Federal Income Tax (graduated income tax rate up to 35%) on its taxable income under the current laws of the United States of America. The Company’s activities are located solely in the state of Texas; therefore only the Federal Income tax of 35% is applied as there is no income sourced to Delaware for income tax purposes. The Texas sourced passthrough income from investments is taxed at the partner level. CMS (USA) is incorporated in the State of Texas, U.S.A. in 2013 and does not conduct any substantive operations of its own. No provision for Texas profits tax has been made in the consolidated financial statements as the Company has no assessable profits for the year ended December 31, 2013.

Singapore

China Medstar is incorporated in Singapore and does not conduct any substantive operations of its own. No provision for Singapore profits tax has been made in the consolidated financial statements as the Company has no assessable profits for the year ended December 31, 2013. In addition, upon payments of dividends by China Medstar to its shareholder, no Singapore withholding tax will be imposed.

Hong Kong

CMS Holdings, Cyber, King Cheers and CCM(HK) are incorporated in Hong Kong and do not conduct any substantive operations of their own.

No provision for Hong Kong profits tax has been made in the consolidated financial statements as the Company has no assessable profits for the year ended December 31, 2013. In addition, upon payment of dividends by these companies to their shareholders, no Hong Kong withholding tax will be imposed.

China

In March 2007, enterprise income tax law (the “EIT Law”) in the PRC was enacted which was effective on January 1, 2008. The EIT Law applies a uniform 25% EIT rate to both foreign invested enterprises and domestic enterprises. The law provides a five-year transition period from its effective date for those enterprises which were established before the promulgation date of the tax law and which were entitled to a preferential tax treatment such as a reduced tax rate or a tax holiday. Based on the transitional rule, certain categories of enterprises, including the foreign invested enterprise located in Shenzhen Special Economic Zone and Pudong New District, which previously enjoyed a preferential tax rate of 15% are eligible for a five-year transition period during which the income tax rate will be gradually increased to the unified rate of 25%. Specifically, the applicable rates for AMT and MSC would be 24%, 25% and 25% for 2011, 2012, 2013 and thereafter, respectively.

AMT and MSC have accounted for their current and deferred income tax based on the five-year transitional tax rates, as applicable.

Dividends paid by PRC subsidiaries of the Group out of the profits earned after December 31, 2007 to non-PRC tax resident investors would be subject to PRC withholding tax. The withholding tax would be 10%, unless a foreign investor’s tax jurisdiction has a tax treaty with China that provides for a lower withholding tax rate and the foreign investor is qualified as a beneficial owner under the relevant tax treaty.

In general, for circumstances not being tax evasion, the PRC tax authorities will conduct examinations of the PRC entities’ tax filings of up to five years. Accordingly, the PRC entities’ tax years from 2009 to 2013 remain subject to examination by the tax authorities.

(Loss) income before income taxes consists of:

	For the Years Ended December 31
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Non – PRC	(31,701)	(22,250)	(24,037)	(3,971)
PRC	(133,331)	218,916	191,113	31,571

	(165,032)	196,666	167,076	27,600

The current and deferred components of the income tax (benefit) expense appearing in the consolidated statements of comprehensive income are as follows:

	For the Year Ended December 31
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Current tax expense	57,371	59,767	72,411	11,961
Deferred tax (benefit) expense	(11,051)	2,419	3,469	573

	46,320	62,186	75,880	12,534

A reconciliation of the differences between the statutory tax rate and the effective tax rate for EIT is as follows:

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
(Loss) income before income taxes	(165,032)	196,666	167,076	27,600

Income tax computed at the statutory tax rate of 25%	(41,258)	49,167	41,769	6,900
Effect of different tax rates in different jurisdictions	7,809	5,506	7,910	1,307
Goodwill impairment	75,041	—	—	—
Non-deductible expenses	1,839	4,495	1,393	229
Effect of preferential tax rate	(1,699)	—	—	—
Effect of tax rate changes	(168)	—	—	—
Interests and penalties on unrecognized tax positions	4,756	7,515	9,822	1,622
Changes of valuation allowance	—	(4,497)	(921)	(152)
Withholding tax	—	—	15,907	2,628

	46,320	62,186	75,880	12,534

The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the Years Ended December 31,
	2012	2013	2013
	RMB	RMB	US$
Balance at beginning of year	16,293	104,480	17,259
Additions based on tax positions related to the current year	8,483	19,182	3,169
Additions arising from business acquisitions	82,780	—	—
Decrease related to prior year tax position	(3,076)	(22,177)	(3,663)

Balance at end of year	104,480	101,485	16,765

At December 31, 2012 and 2013, there were RMB28,262 and RMB21,220 (US$3,505) of unrecognized tax benefits that if recognized would affect the annual effective tax rate. In addition, at December 31, 2012 and 2013, there were approximately RMB76,218 and RMB80,762 (US$13,341) of unrecognized tax benefits for which the ultimate recognition is relatively certain but there is uncertainty about the timing of the recognition. The amounts may affect the effective tax rate if recognized, in view of valuation allowance considerations.

It is possible that the amount of unrecognized tax positions will change in the next twelve months. However, an estimate of the range of the possible change cannot be made at this time.

The bases for interest and penalties are 0.05% per day and 50% respectively of the relevant income tax liabilities. The Company recognized an increase amounting to RMB4,756, RMB30,922, RMB9,822 (US$1,622) in interest and penalties during the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2012 and 2013, the Company recognized RMB43,557 and RMB53,274 (US$8,800), respectively of interest and penalties.

The aggregate amount and per share effect of the tax holidays are as follows:

	For the Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
The aggregate amount	1,699	—	—	—

-Basic	0.01	—	—	—

-Diluted	0.01	—	—	—

The components of deferred taxes are as follows:

	As at December 31, 2013
	2012	2013	2013
	RMB	RMB	US$
Deferred tax assets, current portion
Accrued expenses	8,746	10,860	1,794
Accounts receivable	177	—	—
Allowance for doubtful accounts	46,565	46,565	7,692
Net of operating losses carry forward	2,846	—	—
Deferred revenue, current	2,673	2,679	443
Others	433	1,223	202

	61,440	61,327	10,131
Valuation allowance	(42,363)	(46,611)	(7,700)

Net deferred tax assets, current portion	19,077	14,716	2,431

Deferred tax liabilities, current portion
Deferred cost, current portion	(2,230)	(4,924)	(813)
Revenue generated from financing lease	(2,502)	—	—

Total deferred tax liabilities, current portion	(4,732)	(4,924)	(813)

Deferred tax assets, current portion, net*	16,593	10,652	1,760

Deferred tax liabilities, current portion, net*	(2,248)	(860)	(142)

Deferred tax assets, non-current portion
Depreciation and amortization	47,201	41,244	6,813
Deposits for non-current assets	5,548	5,548	916
Property plant and equipment impairment	795	—	—
Intangible assets	265	1,132	187
Deferred revenue, non-current portion	715	498	82
Long term receivables	432	432	71
Long term investment impairment	10,204	10,204	1,686
Net operating loss**	—	6,555	1,083
Others	3,874	2,659	440

	69,034	68,272	11,278

Valuation allowance	(20,575)	(15,406)	(2,545)
Net deferred tax assets, non-current portion	48,459	52,866	8,733

Deferred tax liabilities, non-current portion
Deferred costs	(3,991)	(19,253)	(3,180)
Intangible assets	(10,272)	(7,972)	(1,317)
Property, plant and equipment	(51,769)	(40,811)	(6,742)

Total deferred tax liabilities, non-current portion	(66,032)	(68,036)	(11,239)
Deferred tax assets, non-current portion, net ***	18,110	17,721	2,927

Deferred tax liabilities, non-current portion, net ***	(35,683)	(32,891)	(5,433)

*	As at December 31, 2012 and 2013, deferred tax assets, current portion of approximately RMB2,484 and RMB4,064 (US$671) have been offset against deferred tax liabilities, current portion relating to a particular tax-paying component of an enterprise and within a particular tax jurisdiction, respectively.
**	As of December 31, 2013, the Company had net operating losses from several of its PRC entities of RMB26,220, which can be carried forward to offset future taxable profit. The net operating loss carry forwards as of December 31, 2013 will expire in years 2017 to 2018 if not utilized.
***	As at December 31, 2012 and 2013, deferred tax assets, non-current portion of approximately RMB30,349 and RMB35,145 (US$5,806) have been offset against deferred tax liabilities, non-current portion relating to a particular tax-paying component of an enterprise and within a particular tax jurisdiction, respectively.

The movement of valuation allowance is as follows:

	2012	2013	2013
	RMB	RMB	US$
Balance at beginning of year	—	(62,938)	(10,396)
Acquisition of CAH	(67,435)	—
Change of valuation allowance in the current year	4,497	921	151

Balance at end of year	(62,938)	(62,017)	(10,245)

Under the EIT Law and its implementation rules, a withholding tax at 10%, unless a foreign investor’s tax jurisdiction has a tax treaty with the PRC that provides a lower withholding tax rate and the foreign investor is recognized as the beneficial owner of the income under the relevant tax rules. Undistributed earnings prior to January 1, 2008 are exempt from such withholding tax.

Undistributed earnings of certain of the Company’s PRC subsidiaries amounted to approximately RMB893 million (US$147.6 million) at December 31, 2013. Those earnings are considered to be indefinitely reinvested; accordingly, no provision for income taxes has been provided thereon. Upon repatriation of those earnings, in the form of dividends or otherwise, the Company would be subject to PRC withholding taxes. Determination of the amount of unrecognized deferred income tax liability is not practicable.

Based on the current year’s financial position and expected cash need of the Company, it is determined that a portion of the aggregate undistributed earnings of its PRC subsidiaries that were available for distribution were not considered to be indefinitely reinvested. In this regard, deferred income tax liabilities of RMB14,571 (US$2,407) have been provided under ASC 740-30, Income Taxes: Other Consideration or Special Areas as at 31 December 2013. No such provision was made as at 31 December 2012 due to the Company’s intention and ability to reinvest the PRC subsidiaries’ earnings permanently.

In 2013, the Company’s subsidiary in the U.S.A. entered into a loan agreement denominated in US dollar with the Company’s PRC subsidiary. A withholding tax of 10% under the US-China tax treaty is applied on interest payable to a non-US resident. The accrued interest payable to inter-company is RMB1,032 (US$171) as at December 31, 2013, and the related provision for withholding tax is RMB103 (US$17).

Undistributed earnings of the Company’s subsidiaries in the U.S.A. that are available for distribution at December 31 2013 are considered to be transferred to the parent entity under ASC 740, Income Taxes, and accordingly, provision has been made for taxes that would be payable upon the distribution of those amounts to any entity within the Group outside the U.S.A. The cumulative amount of such retained earnings are RMB4,110 (US$679) as at December 31, 2013, and the related provision for withholding tax is RMB1,233 (US$204).

Value-added taxes

Generally revenue earned from the provision of leasing and management services is subject to 5% business tax or 6% value added tax (“VAT”) after the promulgation of the VAT reform in the PRC. According to Guoshuihan [1999] No. 3402 issued by State Administration of Tax (the “SAT”), the revenue generated from certain qualified profit sharing cooperation arrangements, which is treated as investment income under existing PRC tax regulation is not subject to business taxes. One of the Group’s subsidiaries has not recorded any business taxes on certain of its leasing and management services on the basis that revenue generated from these profit sharing cooperation arrangements with hospitals are not subject to business taxes. Based on the above, management believes that it is not probable the SAT will challenge this subsidiary’s position that it’s not subject to business tax for those profit sharing cooperation arrangements.